BRIDGE BUILDER TRUST

Supplement dated June 9, 2017 to the Prospectus dated October 28, 2016, as supplemented November 17, 2016, April 28, 2017,
May 15, 2017, and June 1, 2017

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

The Trust and the Funds have amended their advisory and sub-advisory agreements to clarify that the Funds, rather than Olive Street, will be directly responsible for the payment of the sub-advisory fees to Sub-advisers.  Pursuant to a separate waiver agreement, Olive Street will continue to waive that portion of the advisory fee payable under the Advisory Agreement that exceeds the sub-advisory fees paid by the Funds to the Sub-advisers.  The Prospectus is updated as indicated below to reflect the amendments to the agreements.

1.
The first sentence of the subsection entitled “Advisory Fees” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies – Management of the Funds” is hereby deleted and replaced with the following:

For its investment services, the Adviser receives the annual management fees, set forth below, calculated daily and payable monthly as a percentage of the relevant Fund's average daily net assets.

2.
The first sentence of the final paragraph in the subsection entitled “Advisory Fees” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies – Management of the Funds” is hereby deleted and replaced with the following:

Any payment of expenses made by the Adviser is subject to reimbursement by a Fund if requested by the Adviser.

3.
The first paragraph of the subsection entitled “Sub-advisers and Portfolio Managers” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies – Management of the Funds” is hereby deleted and replaced with the following:

The Adviser and the Trust, on behalf of the Funds, have entered into a sub-advisory agreement with each Sub-adviser (each, a "Sub-advisory Agreement").  For the services provided pursuant to its Sub-advisory Agreement, each Sub-adviser receives an annual fee directly from each Fund it serves.  For the purposes of determining compensation under the Advisory Agreement, each Fund will be deemed to have paid the Adviser, and the Adviser will be deemed to have received an amount equal to any payment made pursuant to the Sub-advisory Agreements.  As stated above, the Adviser has contractually agreed to waive its management fees for each Fund to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable to the Fund’s Sub-advisers.  Each Sub-adviser makes investment decisions for the assets it has been allocated to manage.  The Adviser oversees the Sub-advisers for compliance with the Funds' investment objectives, policies, strategies and restrictions, and monitors each Sub-adviser's adherence to its investment style.  The Board supervises the Adviser and the Sub-advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Sub-advisers recommended by the Adviser.

BRIDGE BUILDER TRUST

Supplement dated June 9, 2017
to the Statement of Additional Information (the “SAI”)
dated October 28, 2016,
as supplemented November 17, 2016, April 28, 2017,
May 15, 2017, and June 1, 2017

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

The Trust and the Funds have amended their advisory and sub-advisory agreements to clarify that the Funds, rather than Olive Street, will be directly responsible for the payment of the sub-advisory fees to Sub-advisers.  Pursuant to a separate waiver agreement, Olive Street will continue to waive that portion of the advisory fee payable under the Advisory Agreement that exceeds the sub-advisory fees paid by the Funds to the Sub-advisers.  The SAI is updated as indicated below to reflect the amendments to the agreements.

1.	The fourth paragraph of the section entitled “The Funds’ Investment Teams” is hereby deleted and replaced with the following:

With respect to each Fund, the Adviser has contractually agreed to waive its management fees through at least October 28, 2017, to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable by the Fund to the Fund's Sub-advisers.

2.	The seventh paragraph of the section entitled “The Funds’ Investment Teams” is hereby deleted and replaced with the following:

Any payment of expenses made by the Adviser is subject to reimbursement by a Fund if requested by the Adviser.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap.  The Adviser is permitted to be reimbursed for expense payments it made in the prior three fiscal years.  Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

3.	The first paragraph of the subsection entitled “Reliance on Manager of Managers Order” under the section entitled “The Funds’ Investment Teams” is hereby deleted and replaced with the following:

The Adviser and the Trust have obtained an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”).  Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s Sub-advisers and recommending to the Board their hiring, termination, or replacement.  The SEC order does not apply to any Sub-adviser that is affiliated with the Adviser.  The adoption of the Manager of Managers Structure by the Funds also requires prior shareholder approval.  Such approval was obtained for each Fund from its initial shareholder.  Thus, each Fund is currently operating under the Manager of Managers Structure.  The exemptive order provides that amounts payable by each Fund to its Sub-advisers under the Funds’ sub-advisory agreements need not be disclosed to shareholders.  Under the Advisory Agreement, for the purposes of compensation payable to each Sub-adviser, each Fund will be deemed to have paid the Adviser, and the Adviser will be deemed to have received an amount equal to any payment made by a Fund directly to a Sub-adviser under a Sub-advisory Agreement.